SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement      [   ] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[X  ]  Soliciting Material Pursuant to Rule 14a-12

                           SANDATA TECHNOLOGIES, INC.
------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [ ]  No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------------------

         [X] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

         [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: $299

-------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.: Schedule 14A

-------------------------------------------------------------------------------

(3) Filing Party: Sandata Technologies, Inc.

-------------------------------------------------------------------------------

(4) Date Filed: November 15, 2002

-------------------------------------------------------------------------------

       Sandata Technologies Executes Second Amendment to Merger Agreement

     Port Washington,  NY, April 15, 2003 - Sandata Technologies,  Inc. (NASDAQ:
SAND) announced today that it executed a Second Amendment to the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata Technologies, Inc., dated as of April 15, 2003. The Amendment changes the last date on which the closing of the merger can occur from April 15, 2003 to August 15, 2003 in order to allow Sandata additional time to solicit proxies from its stockholders.

     SANDATA WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE MERGER AGREEMENT DESCRIBED IN THIS PRESS RELEASE WITH THE SEC. SANDATA STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

     Stockholders of the Company will be able to obtain a copy of the proxy statement and other relevant documents filed with the SEC free-of-charge (when available) from the SEC's website at www.sec.gov. The proxy statement will also be available upon request by contacting the Company at our principal office, 26 Harbor Park Drive, Port Washington, New York 11050, 516 484-4400.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-KSB for the most recently completed fiscal year and other Securities and Exchange Commission filings.